Segment Reporting - Asset Information for Company's Consumer Lending Business Segment (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Segment Reporting Information [Line Items]
Other	$ 7,287	$ 8,273
Total assets	159,543	181,260
Operating Segments [Member] | Consumer Lending [Member]
Segment Reporting Information [Line Items]
Private Education Loans, net	37,512	36,934
Cash and investments	2,555	2,731
Other	2,934	3,275
Total assets	$ 43,001	$ 42,940